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                                                                   EXHIBIT 23.10

           [Letterhead of Ryder Scott Company Petroleum Consultants]



                              ENGINEER'S CONSENT

     We consent to the reference to our appraisal for PennzEnergy Company as of the years ended December 31, 1996, 1997 and 1998, incorporated herein by reference.



                              /s/  RYDER SCOTT COMPANY, L.P.



Houston, Texas
August 17, 1999